UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23782

California First Leasing Corporation
(Exact name of registrant as specified in charter)

5000 Birch Street, Suite 500, Newport Beach, CA 92660
(Address of principal executive offices)

Glen T. Tsuma
California First Leasing Corporation
5000 Birch Street, Suite 500
Newport Beach, CA 92660
(Name and address of agent for service)

Registrant’s telephone number, including area code: 949-255-0500

Date of fiscal year end: June 30, 2023

Date of reporting period: December 31, 2022

Item 1(a). Reports to Stockholders

California First Leasing Corporation ‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗

Semi-Annual Financial Report

December 31, 2022

California First Leasing Corporation, (OTCQX: CFNB, “CalFirstLease” or the “Company”), headquartered in Newport Beach, California, registered as an internally managed non-diversified closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) in February 2022. The Company continues its lease business while using equity and other investments to maximize current income and generate capital appreciation.

An investment in the Company’s common stock involves certain risks, including the risk of loss. The shares of common stock are not deposits or obligations of, or guaranteed by any federal or other government agency. A registration statement dated July 20, 2022 (the “Registration Statement”) containing additional information about the Company has been filed with the Securities and Exchange Commission (the “SEC”). Investors should carefully consider the Company’s objectives and risks detailed in the Registration Statement that may adversely affect the Company’s shareholders’ equity and stock price and may make an investment in the Company not appropriate for all investors.

Statements made in this report that are not strictly historical in nature constitute “forward-looking statements.” Forward-looking statements involve management judgment and assumptions, risks and uncertainties and include, but are not limited to, beliefs regarding investments in equity securities, swings in stock prices and the potential for significant volatility in reported net earnings, changes in the lease portfolio, the impact of external events on business activities, estimates of expected tax rates applicable to future periods, impact of changes in interest rates and equity and fixed income markets.  Such forward-looking statements involve known and unknown risks and uncertainties and factors that could cause actual results to differ materially include political, economic, competitive, market, regulatory and other risks. Consequently, if management assumptions prove to be incorrect or such risks or uncertainties materialize, the Company’s actual results could differ materially from the results forecast in the forward-looking statements.  All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this information to reflect events or circumstances arising after the date hereof (January 30, 2023).

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

Overview

For the six months ended December 31, 2022, net earnings decreased 68% to $3.4 million. This included a gain on equity securities of $12.8 million, a return of 10.0% for the three months ended December 31, 2022 that offset a loss on equity securities of $12.0 million reported for the first three months of fiscal 2023. The return on the equity portfolio for the six-month period of 1.9% compared to the return on the S&P 500®TR Index  of 2.4% for the same period.  The Company’s overall return based on the change in net asset value of 3.0% for the first half of fiscal 2023 benefitted from increased interest income related to higher interest rates and higher short-term investment balances, an 18% increase in lease income and 12% decline in operating expenses.

During the first six months of fiscal 2023, the Company did not declare or pay any dividends as in years past, but it did successfully complete a tender offer to repurchase 580,683 shares, or 5.6% of CalFirstLease’s common stock outstanding. The repurchase of shares below book value contributed to a 1.5% increase to net book value per share at December 31, 2022.

Discussion of Performance and Results of Operations

The Company’s operating results are comprised of two primary components:

•         Investment income includes current income from dividends on equity securities, realized and unrealized gains or losses in the value of the securities, and interest earned on short-term treasury securities and money market balances.

•         Lease income includes direct finance and interest income earned from leases and loans, as well as other income from sales of leased property, sales of leases and operating lease income.

The results discussed below represents past performance. Past performance is no guarantee of future results, and current or future performance may be lower or higher than the data included here. The Company’s periodic earnings can fluctuate widely due to including gains and losses on equity securities, including unrealized amounts, that are determined based on stock prices on the last day of a fiscal period.

(in thousands, except per share data)	Three Months		Six Months
	Ended December 31,		Ended December 31,
	2022	2021	2022	2021
Dividend Income	$854	$1,121	$1,780	$2,023
Interest Income	442	2	700	9
Realized and unrealized securities gain (loss)	12,796	21,266	831	11,717
Investment Income	14,092	22,389	3,311	13,749
Finance and loan income, net	334	597	730	1,262
Release of reserves	100	-	100	100
Other lease income	1,094	343	1,444	570
Lease Income	1,529	940	2,274	1,932
Investment and Lease Income	15,621	23,328	5,585	15,682
Total Expenses	670	701	1,358	1,545
Income taxes	3,129	6,349	842	3,614
Net Income	$11,821	$16,279	$3,384	$10,522

Net Asset Value, beginning of period	$19.78	$21.83	$20.60	$22.39
Net income	1.16	1.58	0.33	1.02
Dividends paid	-	0.56	-	0.56
Net gain on share repurchase	0.28	-	0.29	-
Net Asset Value, end of period	$21.22	$22.86	$21.22	$22.86

Weighted Number of shares outstanding	10,177	10,284	10,230	10,284
Shares outstanding, end of period	9,703	10,284	9,703	10,284

Total return
CFNB, based on NAV	7.28%	7.24%	3.01%	4.56%
S&P 500 (TR) Index	7.38%	11.30%	2.37%	10.09%

(1)

Total return for the Company is an after-tax amount. The S&P 500 (TR)”), an unmanaged benchmark of large U.S. corporations, assumes reinvestment of all distributions, and includes capital gains and distributions in the return calculation but does not include a deduction for expenses or taxes. It is not possible to invest directly in an index.

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

Investment Operations

The Company focuses on investing in fair or under-valued public companies that we expect to generate excess cash flow that can be reinvested into the business at attractive rates of return to continue substantial growth or be returned to shareholders via share repurchases or dividends. A high percentage of the equity portfolio generally is invested in U.S. large capitalization equities. From time to time, the Company may retain a significant amount of funds in short-term liquid investments in order to take advantage of investment or lease opportunities as they arise. The Company does not specialize in any specific industry, but may hold large positions in certain sectors that it believes offer the opportunity for long-term returns but may underperform in certain market environments.

Investment Securities Distribution *	12/31/2022		6/30/2022
($ in 000's)
US Large Cap Equities	$111,698	60.3%	$116,051	62.9%
US Mid Cap Equities	23,037	12.4%	8,715	4.7%
US Small Cap Equities	1,452	0.8%	17	0.0%
Developed Markets, Non-US	6,366	3.4%	5,870	3.2%
Income fund	930	0.5%	984	0.5%
Emerging Market Equities	431	0.2%	-	0.0%
Equity securities	$143,914	77.6%	$131,637	71.4%
Money market funds	26,568	14.3%	52,723	28.6%
US Treasury Bills	14,902	8.0%	-	0.0%
Short-term securities	41,470	22.4%	52,723	28.6%
Investment securities	$185,384	100.0%	$184,360	100.0%

* Equity securities classification based on information from Wells Fargo Advisors

U.S. equities made robust gains during the three months ended December 31, 2022, with the S&P 500 up 7.6% following the 4.9% decline during the September quarter, although technology and small-cap dominated NASDAQ was down slightly. While inflationary pressures persist, the latest consumer price index (CPI) data shows that inflation has slowed, GDP is stronger than earlier estimates and unemployment remains low. The Fed’s last rate hike of 50 basis points in December signaled support for improving conditions.

The equity securities portfolio at December 31, 2022 consisted of common stock holdings in 30 public companies, all with readily available stock prices, compared to 34 public companies at June 30, 2022. Although the Company owns shares in 30 businesses, about 38% of the equity portfolio is invested in our top 5 holdings that amount to 27% of net assets. That is due to in most part to the strong performance of those investments since we purchased shares. The distribution of the Company’s equity securities across four segments at December 31, 2022 and the comparative gains or losses by group is summarized below:

(in thousands)		Unrealized
	Cost Basis	Gains	(Losses)	Fair Value
as of December 31, 2022
Commercial / Industrial	$77,793	$17,963	$(12,880)	$82,876
Consumer	26,186	281	(4,038)	22,429
Financial	15,694	2,570	(705)	17,559
Healthcare	14,983	6,067	0	21,050
	$134,656	$26,881	$(17,623)	$143,914

After declining into a net loss position during the September 2022 quarter, by the end of December 2022 the Company’s equity securities had swung back into positive territory and produced a 1.9% return for the first six months of fiscal 2023, compared to a 2.4% all-in return on the benchmark S&P 500®TR Index for the comparable period. CFNB’s six-month results include a 10.0% return on the equity portfolio for the 3 months ended December 31, 2022 compared to a 7.6% return on the S&P 500®TR Index.

The equity portfolio’s recent performance relative to the broader market reflects better performance by energy, large-cap and value stocks, while growth and technology stocks continued to lag.  Energy remains the Company’s largest sector and this overweight, dominated by Exxon Mobil at 23% of the equity portfolio at December 31, made the group the top contributor to the Company’s results for the second quarter and six months of fiscal 2023.  The runner up contribution came from the health plan sector comprised of Cigna and United Health, followed by financial services led by Goldman Sachs. The greatest detractors to performance were telecom companies Verizon and AT&T, internet platforms Alphabet and Meta, as well as semiconductor companies, though the latter group did recover somewhat during the December quarter.

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

During the first six months of fiscal 2023, the Company invested $20.8 million in 7 existing holdings and 6 new positions. It also sold 10 positions for $9.3 million, realizing a net loss of $2.0 million. Following the sale of 9 positions during the first quarter, including AT&T, the Company did not make any sizable shifts to the equity portfolio during the second quarter other than to sell Warner Bros Discovery.

Ten Largest Equity Holdings at December 31, 2022 as a percent of net assets

Exxon Mobil	8.6%
Cigna Corp New	4.9%
Applied Materials	4.8%
Bristol Myers Squibb	4.6%
Alphabet Inc.	4.5%
Ovintiv Inc.	4.2%
Qualcomm Inc	3.6%
Ford Motor Company	3.4%
Schlumberger LTD	3.4%
Verizon Communications	3.3%
45.3%

Interest and Dividend Income

A key component of the Company’s strategy is to generate current income through dividends in addition to the opportunity to realize investment returns from appreciation in stock values. Of the 30 stock positions held at December 31, 2022, 21 pay a dividend and account for 85% of the fair value of equity securities at December 31, 2022. In addition, following aggressive Federal Reserve actions to raise interest rates since March 2022, income from money market balances are a more meaningful contributor to income.  The following table presents the Company’s average balances and yields earned on investments for the periods shown:

	Six months ended			Six months ended
	December 31, 2022			December 31, 2021
	Average			Average
	Balance	Income	Yield	Balance	Income	Yield (1)
($ in thousands)
Bank deposits	$1,415	$2	0.28%	$5,299	$5	0.19%
Money market funds	44,131	637	2.89%	20,549	4	0.04%
US treasury bills	2,989	61	4.08%	-	-	0.00%
Equity securities	144,237	1,780	2.47%	176,276	2,023	2.30%
	$192,772	$2,480	2.57%	$202,124	$2,032	2.01%

Total dividend and interest income for the six months ending December 31, 2022 increased 22% to $2.48 million as interest income jumped significantly on an 88% increase in average interest-earning balances and 282 basis point increase in average yield earned to 2.89%. This offset a 12% decline in dividend income related to an 22% decline in average equity balances to $144 million, notwithstanding a 17-basis point increase in average dividend yield to 2.47%.

Lease Operations

Lease bookings of $6.9 million for the first six months of fiscal 2023 were up from $5.2 million for the first six months of fiscal 2022. Lease originations in fiscal 2023 have been minimal, leaving the backlog of approved lease commitments of $5.9 million at December 31, 2022, down from $8.0 million at June 30, 2022.  Transactions in process of $250,000 at December 31, 2022 are down from $2.7 million at June 30, 2022.

Finance and loan income of $730,000 for the first six months of fiscal 2023 was down 42% due to a 39.3% decrease in average balances to $20.8 million and a 35-basis point decrease in the average yield to 7.02%.   The following table presents the Company’s average lease and loan balances, income and related yields earned on an annualized basis.

	Six months ended			Six months ended
	December 31, 2022			December 31, 2021
	Average			Average
($ in thousands)	Balance	Income	Yield	Balance	Income	Yield

Commercial loans	$3,144	$73	4.64%	$3,486	$95	5.45%
Net investment in leases	17,658	657	7.44%	30,777	1,167	7.58%
Lease and loan assets	$20,802	$730	7.02%	$34,263	$1,262	7.37%

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

Other Lease Income – In December 2022, the Company recovered $906,200 on a lease-related claim filed in 2015 and recognized the recovery as part of other lease income in the period. An increase in operating lease income also contributed to a 130% increase in other lease income during the first six months of fiscal 2023.

Operating Expenses

The Company’s operating expenses for the six months ended December 31, 2022 decreased by 12.1% to $1.4 million compared to $1.5 million the year before.  The decrease in fiscal 2023 included the continued release of reserves for credit losses along with a 16.2% decline in compensation and benefit costs despite absorbing the requirements related to registering with the SEC as an investment company.

Income Taxes

The Company’s effective income tax rate varies between periods due to changes in the mix of pre-tax earnings, the magnitude of gains or losses from equity securities included in earnings, and underlying income tax rates applicable in various taxing jurisdictions. For the first six months ending December 31, 2022, the tax provision of $842,000 included a provision accrued at an effective tax rate of 18.2% on pretax earnings of $3.40 million excluding the equity securities gain, and a provision accrued at 27.0% on the net equity security gain of $830,876. The effective tax rate reflects the benefit the Company receives from the dividends received exclusion. The equity gain for the first six months of fiscal 2023 included net realized taxable losses of $2.0 million on the sale of equity securities in the period, and unrealized gains of $2.83 million.

The components of earnings and taxes are summarized as follows:

	Six months ended Dec. 31,
(dollars in thousands)	2022	2021
Pretax earnings excluding securities gain	$3,395	$2,419
Gain on securities	831	11,717
Pretax earnings	4,226	14,136
Income tax expense excluding securities gain	618	263
Income tax expense (benefit) on securities gain	224	3,351
Income tax valuation allowance	-	-
Net tax expense	842	3,614
Net earnings excluding equity gain	2,777	2,156
Net equity portfolio gain	607	8,366
Net earnings	$3,384	$10,522

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

STATEMENT OF INVESTMENTS - December 31, 2022

(Unaudited - showing percentage of net assets)

Common Stocks – 69.89%	Company	Shares	Market Value
Auto & Truck Dealerships --0.42%	Lithia Mtrs Inc	4,265	$873,216
Auto Manufacturers --3.37%	Ford Motor Company	597,300	6,946,599

Banks - Diversified --4.19%	Bank of America Corporation	117,500	3,891,600
	JP Morgan Chase & Co	4,380	587,358
	Wells Fargo & Co	100,400	4,145,516
			8,624,474

Capital Markets --3.10%	Goldman Sachs	18,600	6,386,868
Credit Services --0.28%	Credit Acceptance Corporation (1)	1,220	578,768
Drug Manufacturers --4.64%	Bristol Myers Squibb	132,800	9,554,960
Entertainment --0.38%	Netflix.com Inc. (1)	2,650	781,432
Financial --0.45%	Pimco Muni Income Fund III	106,754	929,827

Healthcare Plans --5.58%	Cigna Corp New	30,710	10,175,451
	United Health Group	2,489	1,319,618
			11,495,069

Insurance - Diversified --0.50%	Berkshire Hathaway Inc (1)	3,364	1,039,140

Internet Content & Information --5.32%	Alphabet Inc. (1)	105,100	9,272,973
Internet Content & Information	Meta Platforms Inc (1)	13,907	1,673,568
			10,946,541

Internet Retail --0.21%	Alibaba Grp Hldg (1)	4,900	431,641
Oil & Gas E & P --4.15%	Ovintiv Inc.	168,325	8,535,761
Oil & Gas Equipment & Services --3.35%	Schlumberger LTD	129,000	6,896,340
Oil & Gas Integrated --8.61%	Exxon Mobil	160,800	17,736,240
Scientific & Technical Instruments --0.44%	Sensata Technologies	22,300	900,474
Semiconductor Equip & Materials --4.82%	Applied Materials	102,000	9,932,760

Semiconductors --8.85%	Advanced Micro Devices Inc. (1)	31,100	2,014,347
	Marvell Technology Inc	129,500	4,796,680
	Micron Technology Inc	81,300	4,063,374
	Qualcomm Inc	66,850	7,349,489
			18,223,890

Specialty Business Services --1.11%	Global Payments Inc.	23,050	2,289,326
Specialty Chemicals --1.73%	Dupont De Nemours	51,940	3,564,642
Steel --1.87%	Cleveland-Cliffs Inc. (1)	239,000	3,850,290

Telecom Services --3.85%	Charter Communications Inc (1)	3,199	1,084,781
	Verizon Communications	173,750	6,845,750
			7,930,531
Tobacco --2.65%	British American Tobacco	136,700	5,465,266
	Total-Equity Securities		$143,914,056
Short-term Investments – 20.91%
Bank Deposit --0.77%	Liberty Bank, N.A.		1,583,060
Fixed Income --7.24%	U.S. Treasury Bills (4.35%)		14,902,386
Money Market Mutual Funds --13.35%	JP Morgan Prime MMKt 3605 (4.45%)		17,371,391
	Goldman FSQ Money Market (4.21%)		9,196,262
	Total Short-term investments		$43,053,099
Total Equity Securities and Short-term investments --90.03%			$186,967,155
Net Assets at December 31, 2022			$205,902,553
(1) Non-income producing

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

STATEMENTS OF ASSETS, LIABILITIES AND STOCKHOLDERS’ EQUITY

(in thousands, except share amounts)

	December 31,	June 30,
	2022	2022
	(unaudited)
ASSETS

Cash and due from banks	$1,583	$1,085
Money-market mutual funds	26,568	52,723
U.S. Treasury bills	14,902	-
Cash and cash equivalents	43,053	53,808

Equity securities	143,914	131,637
Property acquired for transactions-in-process	250	2,672
Leases and loans:
Net investment in leases	18,355	21,961
Commercial loans	3,101	3,246
Allowance for credit losses	(261)	(361)
Net investment in leases and loans	21,195	24,846

Property on operating leases	541	514
Income tax receivable	2,082	2,069
Other assets	1,323	455
Discounted lease rentals assigned to lenders	158	515
Total Assets	$212,516	$216,516

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable	$2,381	$954
Accrued liabilities	906	829
Lease deposits	61	145
Non-recourse debt	158	515
Deferred income taxes, net	3,107	2,193
	6,613	4,636

Commitments and contingencies	-	-

Stockholders' equity:
Preferred stock; 2,500,000 shares authorized; none issued	-	-
Common stock; $.01 par value; 20,000,000 shares authorized; 9,703,456
December 31, 2022 and 10,284,139 June 30, 2022 issued and outstanding	97	103
Additional paid in capital	1,694	2,314
Retained earnings	204,112	209,463
Total Stockholders’ Equity	205,903	211,880
Total Liabilities and Stockholders’ Equity	$212,516	$216,516

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Six Months Ended
	December 31,		Percent
	2022	2021	Change
Investment income
Dividend income	$1,780	$2,023	(12.0)%
Interest income	700	9	nm %
Gain on equity securities	831	11,717	(92.9)%
Total investment income	3,311	13,749	(75.9)%

Lease income
Finance and loan income	730	1,262	(42.2)%
Release of (provision for) reserves for credit losses	100	100	0.0%
Operating and sales-type leases	437	111	293.7%
Gain on sale of leases, loans and leased property	106	143	(25.9)%
Other fee income	901	316	185.1%
Total lease income	2,274	1,932	17.7%

Operating expenses
Compensation and employee benefits	918	1,096	(16.2)%
Director fees	72	72	0.0%
Occupancy	54	52	3.8%
Other general and administrative	314	325	(3.4)%
Total operating expenses	1,358	1,545	(12.1)%

Earnings before income taxes	4,227	14,136	(70.1)%

Income taxes	842	3,614	(76.7)%

Net earnings	$3,385	$10,522	(67.8)%

Basic earnings per common share	$0.33	$1.02	(67.7)%

Weighted average common shares outstanding	10,230	10,284

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

STATEMENT OF STOCKHOLDERS' EQUITY

(Unaudited, in thousands, except share amounts)

			Additional
			Paid in	Retained
	Shares	Amount	Capital	Earnings	Total
Six months ended December 31, 2021

Balance, June 30, 2021	10,284,139	$103	$2,314	$227,883	$230,300

Net earnings	-	-	-	10,522	10,522

Dividends paid	-	-	-	(5,759)	(5,759)

Balance, December 31, 2021	10,284,139	$103	$2,314	$232,646	$235,063

Six months ended December 31, 2022

Balance, June 30, 2022	10,284,139	$103	$2,314	$209,463	$211,880

Net earnings	-	-	-	3,385	3,385

Shares repurchased	(580,683)	(6)	(620)	(8,736)	(9,362)

Balance, December 31, 2022	9,703,456	$97	$1,694	$204,112	$205,903

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Six Months Ended
	December 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Earnings	$3,385	$10,522
Adjustments to reconcile net earnings to cash flows
provided by (used for) operating activities:
(Release of) provision for credit losses	(100)	(100)
Depreciation and net amortization	20	24
Gain on sale of leased property and sales-type lease income	(37)	(137)
Gains on equity securities, net	(831)	(11,717)
Deferred income taxes, including income taxes payable	915	3,251
(Increase) decrease in income taxes receivable	(13)	355
Net increase (decrease) in accounts payable & accrued liabilities	78	(220)
Other, net	(1,045)	(353)
Net cash provided by operating activities	2,372	1,625

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in leases and transactions in process	(2,560)	(3,187)
Payments received on lease receivables and loans	9,396	11,885
Proceeds from sales of leased property and sales-type leases	862	396
Purchase of equity securities	(20,752)	(41,343)
Proceeds from sale of equity securities	9,306	11,879
Net (increase) decrease in other assets	(17)	59
Net cash used for investing activities	(3,765)	(20,311)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments to repurchase common stock	(9,362)	-
Dividends to stockholders	-	(5,759)
Net cash used for financing activities	(9,362)	(5,759)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(10,755)	(24,445)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	53,808	37,045
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$43,053	$12,600

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Decrease in lease rentals assigned to lenders and related
non-recourse debt	$(357)	$(357)
Estimated residual values recorded on leases	$(7)	$(19)
Income taxes paid	$(60)	$8

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

Financial Highlights*

(Unaudited)

	Six Months Ended December 31,
	2022	2021
Per Share Operating Performance
Net Asset Value, beginning of period	$20.60	$22.39
Net income	0.33	1.02
Less: Dividends paid	0.00	0.56
Net gain on share repurchase	0.29	0.00
Net Asset Value, end of period	$21.22	$22.86
Market price, end of period	$16.15	$18.00
Return to Shareholders (1)
Based on net book value	3.00%	4.56%
Based on market price	-7.18%	1.37%

Ratios, Supplemental Data
Expenses per share	$0.13	$0.15
Expenses plus taxes per share	$0.22	$0.50
Average Book Value per share	$21.86	$22.19
Expenses to Average Book Value (2)	1.27%	1.35%
Net income to Average Book Value	1.59%	4.61%

(1)    Return on market price assumes a purchase on the first day and sale on the last day of each period reported. Dividends and distributions are assumed to be reinvested. Total return on book value uses the same methodology, using book value for the beginning and ending values, and dividend reinvestment at the closing price on the day of distribution. Returns for periods of less than one year are not annualized.

(2)     Expense ratio is annualized.

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

NOTES TO FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

The accompanying unaudited financial statements of California First Leasing Corporation, (“CFNB” or the “Company”), have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and do not include all of the information and footnotes required for complete financial statements. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Annual report on Form N-CSR for the year ended June 30, 2022.

In the opinion of management, the unaudited financial statements contain all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of investments as of December 31, 2022 and the related statements of operations, stockholders’ equity and cash flows for the periods presented. The results of operations for the three and six-month periods ended December 31, 2022 are not necessarily indicative of the results of operations to be expected for the entire fiscal year ending June 30, 2023. Certain reclassifications have been made to the fiscal 2022 financial statements to conform to the presentation of the fiscal 2023 financial statements.

Note 2 –Fair Value Measurement:

ASC Topic 820: “Fair Value Measurements and Disclosures” defines fair value as the price that would be received in an orderly transaction between market participants in the principal or most advantageous market. ASC Topic 820 establishes a three-tiered value hierarchy that prioritizes inputs that are observable in the market and requires the maximum use of observable inputs and minimum use of unobservable inputs.  The three levels of inputs are defined as follows:

•	Level 1 - Valuation is based upon unadjusted quoted prices for identical instruments traded in active markets;
•	Level 2 - Valuation is based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active;
•

Level 3 - Valuation is generated from inputs not observable in the market and based on the Company’s own judgment.  Level 3 could include the use of discounted cash flow models and similar techniques, and rely on assumptions that market participants use in pricing the asset or liability.

ASC 820 applies whenever other accounting pronouncements require presentation of fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.  As such, ASC 820 does not apply to the Company’s investment in leases.

The value of deposits with banks and short-term treasury securities, because of their short-term nature, approximate fair value and are classified as Level 1. Equity securities, money market funds and income fund are reported utilizing Level 1 inputs by reference to the market closing or last trade price. In the unlikely event that no trade occurred on the applicable date, an indicative bid or the last trade most proximate to the applicable date would be used (Level 2 input). Changes in markets, economic conditions or the Company valuation model may require the transfer of financial instruments from one level to another. Such transfer, if any, would be recorded at the fair value as of the beginning of the period in which the transfer occurred. The Company has had no transfers in fiscal 2022 and 2023.

The following table summarizes the Company’s assets, which are measured at fair value on a recurring basis as of December 31, 2022 and June 30, 2022:

		Quoted Price in		Significant
		Active Markets for	Significant Other	Unobservable
	Total	Identical Assets	Observable Inputs	Inputs
Description of Assets	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(in thousands)
As of December 31, 2022
Equity securities	$143,914	$143,914	$-	$-
Money-market accounts	26,568	26,568	-	-
US Treasury bills	14,902	14,902	-	-
Bank deposits	1,583	28,151	-	-
	$186,967	$186,967	$-	$-
As of June 30, 2022
Equity securities	$130,653	$130,653	$-	$-
Money-market accounts	52,723	52,723	-	-
Bank deposits	1,085	1,085	-	-
	$185,445	$185,445	$-	$-

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

The Company’s loans are not accounted for or carried at fair value, but in accordance with the fair value disclosure requirements of ASC 825-50, the estimated fair value of the loans as of December 31, 2022 and June 30, 2022 is calculated based on discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality and are classified as Level 3 in the fair value hierarchy.  Loan fair values are based on an exit value and have been adjusted for credit risk.

	December 31, 2022		June 30, 2022
	Carrying	Estimated	Carrying	Estimated
(in thousands)	Amount	Fair Value	Amount	Fair Value
Commercial loans	$3,071	$2,830	$3,216	$3,097

These fair value estimates are based on relevant market information and data however, given there are no active market or observable market transactions, the Company has made estimates of fair values which are subjective in nature, involve uncertainties and cannot be determined with precision.  Changes in assumptions could significantly affect the estimated values.

Note 3 – Investment Transactions and Compensation:

For the six months ended December 31, 2022, purchases and sales of investments, excluding short-term investments, were $20,752,604 and $9,306,495, respectively.

The aggregate remuneration paid to all officers and directors during the six months ended December 31, 2022 was $687,010 and $72,000, respectively.

Note 4– Leases:

The Company's net investment in leases consists of the following:

	December 31 June 30,
(in thousands)	2022	2022
Minimum lease payments receivable	$19,972	$21,909
Estimated residual value	998	1,881
Less unearned income	(2,615)	(1,829)
Net investment in leases before allowances	18,355	21,961
Less allowance for lease losses	(231)	(331)
Net investment in leases	$18,124	$21,630

The minimum lease payments receivable and estimated residual value are discounted using the internal rate of return method related to each specific lease.

Note 5 – Commercial Loans:

Commercial loans consists of the following:

	December 31 June 30,
(in thousands)	2022	2022
Commercial real estate loans	$2,891	$3,040
Commercial term loan participations	223	223
Total commercial loans	3,114	3,263
Less unearned income and discounts	(13)	(17)
Less allowance for loan losses	(30)	(30)
Net commercial loans	$3,071	$3,216

Note 6 – Allowance for Credit Losses:

The allowance for credit losses includes amounts to cover losses related to the net investment in leases, commercial loans, and transactions-in-process.  A summary of the allocation of the allowance for credit losses and selected statistics is as follows:

	December 31 June 30,
(dollars in thousands)	2022	2022
Allowance for credit losses at beginning of year	$361	$620
Charge-off of leases	-	(44)
Provision (release) of reserves for credit losses	(100)	(215)
Allowance for credit losses at end of year	$261	$361
Allowance for credit losses as percent of net
investment in leases and loans before allowances	1.22%	1.43%

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

Note 7 – Credit Quality of Financing Receivables:

The following tables provide information related to “financing receivables” as defined under Topic 310, Receivables.   “Financing receivables” include direct finance and sales-type leases and all commercial loans, but does not include operating leases and transactions in process.   The portfolio is disaggregated into two segments of leases and loans and four classes: 1) commercial leases, 2) education, government and non-profit (“EGNP”) leases, 3) commercial and industrial loans and 4) commercial real estate loans.  Relevant risk characteristics generally include the nature of the borrower, structure of the transaction and collateral type. The Company classifies all credits under regulatory models that rate as “pass”, “special mention”, “substandard”, or “doubtful” and reflect an assessment of the ability of the credit to service the obligation based on current financial position, historical payment experience, and collateral adequacy, among other factors. The Company uses the following definitions for risk ratings:

Pass – Credits of the highest quality with positive primary repayment source but may have characteristics that are of higher than average risk.

Special Mention – Have a potential weakness that if left uncorrected may result in deterioration of the repayment prospects for the lease or loan or of the Company’s credit position at some future date.

Substandard – Are inadequately protected by the paying capacity of the obligor or of the collateral, if any. Credits have a well-defined weakness that jeopardize the liquidation of the debt or indicate the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.

Doubtful – Based on current information and events, collection of all amounts due according to the contractual terms of the lease or loan agreement is considered highly questionable and improbable.

The risk classification of financing receivables by portfolio class is as follows:

			Commercial	Commercial	Total
(in thousands)	Commercial	EGNP	& Industrial	Real Estate	Financing
	Leases	Leases	Loans	Loans	Receivable
As of December 31, 2022:
Pass	$6,976	$10,598	$210	$2,891	$20,675
Special Mention	-	473	-	-	473
Substandard	308	-	-	-	308
Doubtful	-	-	-	-	-
	$7,284	$11,071	$210	$2,891	$21,456

The accrual of interest income on leases and loans will be discontinued when the customer becomes ninety days or more past due on its lease or loan payments, unless the Company believes the investment is otherwise recoverable.  Leases and loans may be placed on non-accrual earlier if the Company has significant doubt about the ability of the customer to meet its lease or loan obligations, as evidenced by consistent delinquency, deterioration in financial condition or other relevant factors. Payments received while on non-accrual are applied to reduce the Company’s recorded value.

There were no past due credits at December 31, 2022 or June 30, 2022, and no increase in non-performing assets during either period.

The following table presents the allowance balances and activity in the allowance related to financing receivables, along with the recorded investment and allowance determined based on impairment method as of December 31 and June 30, 2022:

(in thousands)			Commercial	Commercial	Total
	Commercial	EGNP	& Industrial	Real Estate	Financing
As of December 31, 2022:	Leases	Leases	Loans	Loans	Receivable
Allowance for lease and loan losses
Balance beginning of period	$229	$102	$5	$25	$361
Charge-offs	-	-	-	-	-
Recoveries	-	-	-	-	-
Provision	(100)	-	-	-	(100)
Balance end of period	$129	$102	$5	$25	$261

Individually evaluated for impairment	$31	$24	$-	$-	$55
Collectively evaluated for impairment	98	78	5	25	206
Total ending allowance balance	$129	$102	$5	$25	$261
Finance receivables
Individually evaluated for impairment	$308	$473	$-	$-	$781
Collectively evaluated for impairment	6,976	10,598	210	2,891	20,675
Total ending finance receivable balance	$7,284	$11,071	$210	$2,891	$21,456

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

(in thousands)			Commercial	Commercial	Total
	Commercial	EGNP	& Industrial	Real Estate	Financing
	Leases	Leases	Loans	Loans	Receivable

As of June 30, 2022:
Allowance for lease and loan losses
Balance beginning of period	$448	$137	$5	$30	$620
Charge-offs	(44)	-	-	-	(44)
Recoveries	-	-	-	-	-
Provision	(175)	(35)	-	(5)	(215)
Balance end of period	$229	$102	$5	$25	$361

Individually evaluated for impairment	$63	$32	$-	$-	$95
Collectively evaluated for impairment	166	70	5	25	266
Total ending allowance balance	$229	$102	$5	$25	$361

Finance receivables
Individually evaluated for impairment	$632	$649	$-	$-	$1,281
Collectively evaluated for impairment	9,670	11,009	206	3,041	23,926
Total ending finance receivable balance	$10,302	$11,658	$206	$3,041	$25,207

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

Other Information

Privacy Policy

The Company has systems in place to safeguard shareholder privacy, with access to all information limited to a need to know basis. Through our transfer agent, Computershare Trust Company, the Company has access to nonpublic shareholder information such as name, address, tax identification number and the shares held that is used to send annual reports, proxy statements, tax statements or other information required by law. This information is not shared with any non-affiliated third party except pursuant to contracts to perform transaction processing, servicing or maintaining shareholder accounts. These companies are required to protect information and use it solely for the purpose for which they received it.

Proxy Voting Policies and Procedures

The policies and procedures to determine how to vote proxies relating to the securities portfolio is available without charge by contacting investor relations at California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660; by email at invest@calfirstlease.com; or on the Securities and Exchange Commission’s website at www.sec.gov. The Company’s initial report on its proxy voting record for the twelve-month period ended June 30, 2022 is available without charge by email request at invest@calfirstlease.com  or is available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Information

The Company files its complete schedule of investments with the SEC for the first and the third quarter of each fiscal year on Form N-PORT beginning in the third calendar quarter of 2022. The Company’s Form N-PORT filing for September 30, 2022 is available on the SEC’s website at www.sec.gov.

Annual Meeting of Shareholders

The annual meeting of shareholders of the Company was held on January 31, 2023. At the meeting, all of the directors of the Company were reelected by the following vote of the holders of Common Stock:

	Votes For	% Votes Cast	Votes Withheld

Patrick E. Paddon	6,544,862	84.64%	1,188,171
Glen T. Tsuma	6,544,862	84.64%	1,188,171
Michael H. Lowry	6,549,776	84.70%	1,183,247
Harris Ravine	6,572,295	84.99%	1,160,768
Danilo Cacciamatta	6,572,295	84.99%	1,160,768
Robert W. Kelley	6,574,295	85.02%	1,158,738

Transfer Agent

Computershare Inc. serves as transfer agent and registrar with respect to Shares of the Company.

Independent Auditors

Eide Bailly, LLP serves as the independent registered public accounting firm to the Company.

(b) Not applicable

Item 2. Code of Ethics The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants. Not applicable insofar as the Company is not a listed issuer under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

California First Leasing Corporation	Semi-Annual Report for December 31, 2022

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable insofar as the Company’s shares are not registered pursuant to Section 12 of the Exchange Act.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Company’s proxy statement dated January 6, 2023.

Item 11. Controls and Procedures.

a)    The Principal Executive Officer and Principal Financial Officer of the Company have concluded that the Company’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Act are effective as of a date within 90 days of the filing date of this report based on their evaluation of the Disclosure Controls and Procedures.

b)    There have been no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)        (1)  The information required by this Item is only required in an annual report on this Form N-CSR.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act is attached hereto.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

California First Leasing Corporation

By:	/s/ Patrick E. Paddon
Patrick E. Paddon
Chairman and Chief Executive Officer
February 2, 2023

By:	/s/ S. Leslie Jewett
S. Leslie Jewett
Chief Financial Officer
February 2, 2023